INCOME TAXES - Components of tax PL (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Current taxes
Attributed to the current period	$ (113)	$ (133)	$ (31)
Deferred taxes
Origination and reversal of temporary differences	52	(10)	80
Relating to change in tax rates / imposition of new tax laws	0	10	(142)
Relating to unrecognized temporary differences and tax losses	(12)	15	6
Deferred taxes, net	40	15	(56)
Total income tax expense	$ (73)	$ (118)	$ (87)